Capital Management	12 Months Ended
Jun. 30, 2021
18. Capital Management

18. Capital Management

There were no changes in the Company’s approach to capital management during the year ended June 30, 2021.

In managing liquidity, the Company’s primary objective is to ensure the entity can continue as a going concern while working to obtain additional funding to meet its obligations as they come due. The Company’s operations to date have been funded by issuing equity and a royalty financing agreement. The Company expects to continue to improve the working capital position by securing additional financing.

The Company’s investment policy is to invest excess cash in very low risk financial instruments such as term deposits or by holding funds in high yield savings accounts with major Canadian banks. Financial instruments are exposed to certain financial risks, which may include currency risk, credit risk, liquidity risk and interest rate risk.

The Company’s mineral property interests are all in the exploration, development, and construction stage. The Company has yet to generate any revenue from mining operations. As such the Company is dependent on obtaining external financing to fund exploration and evaluation, development, construction and operating expenditures. Management continues to assess the merits of mineral properties on an ongoing basis and may seek to acquire new properties or to increase ownership interests if it believes there is sufficient geologic and economic potential.

Management mitigates the risk and uncertainty associated with raising additional capital in current economic conditions through cost control measures that minimizes discretionary disbursements and reduces exploration expenditures that are deemed of limited strategic value.

The Company manages the capital structure (consisting of shareholders’ deficiency) on an ongoing basis and adjusts in response to changes in economic conditions and risks characteristics of its underlying assets. Adjustments to the Company’s capital structure may involve the issuance of new shares, assumption of new debt, acquisition or disposition of assets, or adjustments to the amounts held in cash, cash equivalents and short-term investments.

The Company is not subject to any externally imposed capital requirements.

Working Capital Balance

As of June 30, 2021, the Company had a working capital deficit of $24,147,490 (June 30, 2020: deficit of $918,048). Excluding the $45,380,933 warrant derivative liabilities, which are expected to be settled through the issuance of common shares upon the exercise or expiration of the underlying common share purchase warrants, the Company had a working capital surplus of $21,233,443 (June 30, 2020: deficit of $709,280). Although the Company has a working capital surplus excluding the warrant derivate liabilities, the working capital surplus is expected to be utilized in the construction of the Molo Graphite Mine, commissioning of the processing plant, exploration and evaluation activities, development of value-added processing facilities, and general and administrative expenditures.